Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Solar Mosaic, Inc.
300 Lakeside Drive, 24th Floor
Oakland, California 94612

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Solar Mosaic, Inc. (the “Company”) and BNP Paribas Securities Corp. and Deutsche Bank Securities Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar assets in conjunction with the proposed offering of Mosaic Solar Loan Trust 2019-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 3, 2019, representatives of the Company provided us with a computer-generated solar asset data file and related record layout containing data, as represented to us by the Company, as of the close of business November 30, 2018, with respect to 11,609 solar assets (the “Initial Statistical Data File”).   At the Company’s instruction, we randomly selected 150 solar assets from the Initial Statistical Data File (the “Sample Assets”).

Further, on January 8, 2019, representatives of the Company provided us with a supplemental data file containing, as represented to us by the Company, the remaining term and the age/seasoning, as of the close of business November 30, 2018, with respect to each of the solar assets indicated on the Initial Statistical Data File (the “Supplemental Data File”).  We were instructed by representatives of the Company to append the Initial Statistical Data File with the information set forth on the Supplemental Data File.  The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the solar asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics
1. Loan ID (for informational purposes only)
2. State
3. Zip code
4. Choice rate
5. Standard rate*
6. Original term (years)
7. Installer
8. Original loan amount
9. Choice monthly payment
10.  Re-amortized monthly payment
11.  ITC amount

12. Choice target date
13. Origination date
14. First payment date
15. Maturity date
16. Current principal balance
17. Estimated annual production (kWh)
18. Original FICO score
19. Number of days past due
20. Payment by ACH transfer (yes/no)
21. Age/seasoning (months)
22. Remaining term (months)

* For Sample Assets that indicated an interest rate type of “Dual Rate w/ Check Fee” on the Statistical Data File only.

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 8. through 15. to the corresponding information set forth on or derived from the “Closing Certificate.”

We compared Characteristics 16. through 20. to the corresponding information set forth on or derived from electronic contract files, prepared, created, and delivered by the Company, from the Company’s servicer system as of November 30, 2018 (collectively, the “Servicer System File”).

With respect to our comparison of Characteristic 21., we recomputed the age/seasoning as the number of months between (i) the origination date (as set forth on the Closing Certificate) and (ii) November 30, 2018.

With respect to our comparison of Characteristic 22., we recomputed the remaining term by subtracting (i) the age/seasoning (as determined above) from (ii) the product of (a) the original term (as set forth on the Loan Agreement) and (b) 12.

For purposes of our procedures and at your instruction:

●
with respect to our comparison of Characteristic 4., for the Sample Assets indicated in Appendix A, we observed a difference with respect to the choice rate set forth on the Statistical Data File when compared to the choice rate set forth on the related Loan Agreement. For these Sample Assets, we were instructed to perform an additional procedure by subtracting 0.25% (the “0.25% annual percentage rate (‘APR’) reduction”) from the choice rate (each as set forth on the Loan Agreement), if we observed a payment by ACH transfer of “yes” on the Servicer System File for such Sample Asset.  We compared the result to the choice rate set forth on the Statistical Data File and were found to be in agreement;

●	with respect to our comparison of Characteristics 9. and 10., differences of $5.00 or less are deemed to be “in agreement;”

●	with respect to our comparison of Characteristic 11., differences of $250.00 or less are deemed to be “in agreement”; and

●
with respect to our comparison of Characteristic 20., a payment by ACH transfer indicated on the Statistical Data File as (i) “1” is deemed to be in agreement with “yes,” as indicated on the Servicer System File and (ii) “0” is deemed to be in agreement with “no,” as indicated on the Servicer System File.

The solar asset documents described above, including any information obtained from the indicated servicer system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Asset Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar assets underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 14, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 14, 2019.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Assets:

Sample Asset
44972
54736
56346
56386
58958
59162
60306
60934
62037

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.